AMP INCORPORATED
                       (the "Corporation")

                    Management Incentive Plan
                          (the "Plan")


For the purpose of (a) providing additional incentive to key employees to achieve a high level of performance, (b) attracting and retaining key employees, and (c) furthering the identity of interest of such employees with the business objectives of AMP Incorporated and its subsidiaries, the Corporation will pay a Cash Bonus to Participant pursuant to the terms and conditions of the Plan. This document is an amendment and restatement in its entirety of the Corporation's original Management Incentive Plan first adopted effective January 1, 1991.


                     Article I.  Definitions

1.1 "Annual Base Salary" means the aggregate base salary paid to Participant by the Corporation or any of its subsidiaries during the Designation Year.

1.2 "Bonus Certificate" means the document issued by the Corporation to a Participant relating to a Designation Year that specifies the Participant's Bonus Potential Range, Bonus Calculation Provision, Bonus Component Weighting, and Financial Measures Weighting for such year.

1.3 "Bonus Component Weighting" means the percentage weighting applied to those Corporate, Region, Business Unit, and Individual performance objectives applicable to Participant, as designated by the Committee and set forth on the Bonus Certificate.

1.4 "Bonus Computation Date" means the close of business of the Corporation on the 31st day of December of the Designation Year.

1.5 "Bonus Potential Range" means the range of percentages of Annual Base Salary (stated as a minimum, target, and a maximum) within which the Cash Bonus of Participant is to be computed based upon achievement of Corporate, Region, Business Unit and Individual performance objectives, as applicable and set forth on the Bonus Certificate.

1.6 "Business Unit" means the division, group or organization within the Corporation or subsidiary of the Corporation to which Participant is assigned, as set forth on the Bonus Certificate.

1.7 "Cash Bonus" means a cash bonus in the amount computed in accordance with the relevant Exhibit to this Plan, as designated by the Committee and set forth on the Bonus Certificate. Cash Bonus shall not exceed in the aggregate the Bonus Potential Range maximum percentage of Participant's Annual Base Salary as set forth on such Bonus Certificate.

1.8 "Committee" means the committee designated in Section 6.1 of the Plan.

1.9 "Designation Year" means the full calendar year with respect to which a Cash Bonus is computed under the Plan, as set forth on the Bonus Certificate.

1.10 "Distribution Date" means on or about the first day of March of the calendar year following the Bonus Computation Date.

1.11   "Financial  Measures  Weighting"  means   the   percentage
weighting applied to each Corporate, Region, and Business Unit financial measure applicable to Participant, as designated by the Committee and set forth on the Bonus Certificate.

1.12 "Minimum Performance Level" means the minimum actual Corporate, Region, Business Unit and individual performance results for the Designation Year, as so determined by the office of the Corporate Controller, that must be achieved in order for a Cash Bonus calculation to be made.

1.13 "Participant" means an employee of the Corporation or any of its subsidiaries who has been designated by the Committee to participate in the Plan.

1.14 "Region" means the geographic region or major global business sector under or within which Participant's Business Unit is maintained, as set forth on the Bonus Certificate.

1.15 "Termination of Employment" means the termination of employment by the Corporation or by a subsidiary as provided in Sections 5.2, 5.3, or 5.4, but not the transfer of employment from the Corporation to a subsidiary of the Corporation or vice versa or from one subsidiary of the Corporation to another such subsidiary.


                    Article II.  Designation

2.1 "Designation of a Participant" During or prior to the month of January each Designation Year, the Committee shall designate for the Designation Year (a) Participants in the Plan; (b) Bonus Potential Ranges and Performance Levels applicable to each such Participant; and (c) the Business Unit to which each Participant is assigned.


                    Article III.  Computation

3.1 "Computation of Cash Bonus" As promptly as practicable, but not later than on or about the 1st day of March after the end of the Designation Year, the Cash Bonus, if any, shall be computed as of the Bonus Computation Date, and the amount so determined shall be distributed to Participant in accordance with the provisions of the Plan.


               Article IV.  Distribution of Bonus

4.1 "Distribution of Cash Bonus" The computed Cash Bonus shall be distributed in a single installment on the Distribution Date, subject to all the terms and conditions of the Plan.


        Article V.  Transfer or Termination of Employment

5.1 "Transfer" If Participant is transferred during the Designation Year, and Participant remains an employee of the Corporation (or a subsidiary of the Corporation) for the entire Designation Year, Participant's Cash Bonus (to the extent based on Region/Business Unit Performance) shall be equal to the Cash Bonus for Region/Business Unit Performance paid by that Region/Business Unit to which Participant was assigned during the Designation Year that paid the largest Cash Bonus.

5.2 "Retirement, Death or Involuntary Termination of Employment Without Fault" If Termination of Employment occurs during or after the Designation Year, the Cash Bonus not paid to Participant prior to the date of such Termination of Employment, shall be distributed as follows:

     (a) In case of death, disability or illness of Participant, payment shall be made to the person or persons determined by the Committee and distribution to the person or persons designated by the Committee shall relieve the Corporation from any and all further responsibility under the Plan.

     (b) In case of retirement of Participant pursuant to the provisions of a retirement plan of the Corporation or because of reasons not of Participant's own choosing and not due to any fault on Participant's part, payment shall be made on the Distribution Date following Termination of Employment.

5.3 "Other Termination of Employment" In case of Termination of Employment of Participant during the Designation Year or after the end of the Designation Year but prior to the Distribution Date, except as provided in Section 5.2, Participant shall upon Termination of Employment have no rights whatsoever under this Plan to a Cash Bonus with respect to the Designation Year. Notwithstanding the foregoing sentence, however, the Committee may in its sole and absolute discretion authorize the computation and payment of such Participant's Cash Bonus or any portion thereof.

5.4 "Limitation on What Constitutes Termination of Employment" If the Committee in its sole and absolute discretion so determines, employment shall not be considered as terminated for purposes of Sections 5.2 or 5.3 of this Plan so long as Participant continues to perform services for the Corporation or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis.


               Article VI.  Administration of Plan

6.1 "Committee" The Compensation and Management Development Committee of the Board of Directors of the Corporation shall administer the Plan and make all final decisions with respect thereto. The Committee shall have full power to construe and interpret the Plan and each provision thereof, and its constructions and interpretations shall be in all respects final, conclusive and binding upon all Participants and all persons claiming under or through them or under the Plan.


                   Article VII.  Miscellaneous

7.1 "Continuance of Employment" Nothing herein contained shall in any way restrict the right of the Corporation or any subsidiary thereof to terminate the employment of the Participant at any time or be construed as evidence of an agreement or understanding as to employment or continued employment in any position or at any rate of remuneration.

7.2 "Non-Alienation of Benefits" No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If the Participant under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, then such right or benefit shall, in the sole discretion of the Committee, cease and determine, and in such event, the Corporation may hold or apply the same or any part thereof for the benefit of the Participant, Participant's spouse, children, dependents, or other person(s), or any of them in such manner and in such proportion as the Committee may deem proper.

7.3 "Legal Holiday" If and when the date on which a distribution is to be made or other action is to be taken under the Plan falls on a Saturday, Sunday, or a legal holiday, such distribution shall be made on the next succeeding business day.

7.4 "Management, Accounting and Financial Decisions" Nothing in this Plan shall affect the authority of the management of the Corporation to make management, business, accounting and financial decisions concerning the Corporation, a Region, or any Business Unit, including, without limitation, decisions concerning write-offs, the timing of or recognition of income or loss, or changes in accounting principles.

7.5 "Corporate Restructuring, Product Line or Account Transfers" In the event of a restructuring of the Business Unit, or a transfer of product lines or accounts into or out of the Business Unit, or the addition or deletion of, or change in, any indirect sales program during a Designation Year, the Chief Financial Officer or Controller of the Corporation shall make any adjustments to the annual budget, forecast, and annual statement of income of the affected Region or Business Unit that may be necessary or appropriate to reflect those organizational changes, and any resultant adjustments, up or down, shall be deemed substituted where applicable into the Bonus Certificates of effected Participants and applied in making Cash Bonus calculations for such Designation Year.

7.6 "Non-Uniform Determinations" The Committee's determinations under this Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.



MIPPLAN.DOC
Rev. (03/25/96)
Exhibit A

                         AMP INCORPORATED
                        (the "Corporation")

                     Management Incentive Plan
                           (the "Plan")

                   Bonus Calculation Provisions
                                for
                      Headquarters Personnel


This Exhibit A to the Plan sets forth the bonus calculation provisions applicable to any Participant whose Cash Bonus is to be calculated in accordance with Exhibit A, as shown on the Bonus
Certificate issued by the Corporation to Participant. All terms used in this Exhibit have the same meaning ascribed to them in the Plan and, for purposes of this Exhibit A, all terms and all calculations contained herein shall be expressed in U.S. dollars.


                Article VIII.  Special Definitions

8.1 "AMP Value Added Percentage (AVA)" means an operating return on assets generated by the Corporation in the Designation Year, calculated as operating income divided by the average operating assets employed. Operating assets will normally include accounts receivable, inventory and property, plant and equipment.

8.2 "Discretionary Award Percentage" means an award percentage, not to exceed 100%, as determined by Participant's management, which indicates completion or attainment of individual performance objectives established between Participant and his/her management.

8.3 "Operating Income" means the amount of profit or loss by the Corporation in the Designation Year at the Operating Income line (i.e., sales less the cost of operations) as shown in the Management Reporting P&L Statement. Cost of operations will normally include all manufacturing, logistic, engineering, R&D, sales, marketing and general and administrative expenses.

8.4 "Trade Sales" means sales to trade customers by the Corporation in the Designation Year as reported to the Corporate Controller. These sales are to unaffiliated third parties and exclude all intercompany transfers of product (intercompany sales).

8.5 "Cash Bonus Percentage Corresponding to the Financial Measure Performance Level" shall be the Cash Bonus percentage determined as follows: For each applicable financial measure (e.g., AVA, Operating Income, or Trade Sales), the range of financial measure performance levels from the minimum financial measure performance level to the target financial measure performance level to the maximum financial measure performance level shall be mapped linearly onto the Participant's Bonus Potential Range from the minimum Cash Bonus percentage to the target Cash Bonus percentage to the maximum Cash Bonus percentage, with the minimum financial measure performance level corresponding to the minimum Cash Bonus percentage, the target financial measure performance level corresponding to the target Cash Bonus percentage, and the maximum financial measure performance level corresponding to the maximum Cash Bonus percentage. With respect to each applicable financial measure, performance for a Designation Year below the minimum financial measure performance level will result in a corresponding Cash Bonus percentage of 0%; performance for a Designation Year greater than or equal to the minimum financial measure performance level and less than or equal to the maximum financial measure performance level will result in a corresponding Cash Bonus percentage derived from the linear mapping described in the previous sentence; and performance for a Designation Year greater than the maximum financial measure performance level will result in a Cash Bonus percentage equal to the maximum Cash Bonus percentage.


               Article IX. Calculation of Cash Bonus

9.1 "Composition of Cash Bonus". The Cash Bonus may be comprised of two components as specified in the applicable Bonus
Certificate: (a) a Cash Bonus component based on the Corporation's worldwide performance; and/or (b) a discretionary Cash Bonus component based on Participant's individual job performance.

9.2 "Calculation of Cash Bonus Percentage Based on Corporate Worldwide Performance". With respect to the Corporate Cash Bonus component, the Participant's Bonus Certificate shall specify the financial measures applicable to Participant for the Designation Year and the weighting to be applied to each. For each applicable financial measure, the Cash Bonus Percentage Corresponding to the Financial Measure Performance Level for the Designation Year shall be determined, such Cash Bonus percentage weighted based on the assigned weighting factor, and then further weighted by the Bonus Component Weighting factor shown on the Bonus Certificate. All such weighted Cash Bonus percentages shall be totaled to arrive at the aggregate Cash Bonus percentage for the Corporate Cash Bonus component.

9.3 "Calculation of Cash Bonus Component Based on Individual Performance". In addition, irrespective of the financial measure performance during the Designation year, the Committee shall have the power, in its absolute and sole discretion, to approve an award to any Participant a bonus to be determined as follows:
Participant shall be awarded a Cash Bonus equal to the Discretionary Award Percentage times the maximum bonus award level times the Bonus Component Weighting for individual performance, as set forth on Participant's Bonus Certificate.

9.4 "Calculation of Cash Bonus". The total Cash Bonus award for the Designation Year shall be calculated as follows: Participant shall be awarded a Cash Bonus equal to Participant's Annual Base Salary times the sum of the Cash Bonus components for the Corporation's Worldwide Performance and Individual Performance.


MIPEXA.DOC
Rev. (03/25/96)
Exhibit B

                         AMP INCORPORATED
                        (the "Corporation")

                     Management Incentive Plan
                           (the "Plan")

                   Bonus Calculation Provisions
                                for
                 Regional/Business Unit Personnel


This Exhibit B to the Plan sets forth the bonus calculation provisions applicable to any Participant whose Cash Bonus is to be calculated in accordance with Exhibit B, as shown on the Bonus
Certificate issued by the Corporation to Participant. All terms used in this Exhibit have the same meaning ascribed to them in the Plan and, for purposes of this Exhibit B, all terms and all calculations contained herein shall be expressed in U.S. dollars.


                Article VIII.  Special Definitions

8.1 "AMP Value Added Percentage (AVA)" means an operating return on assets generated by the Corporation, a Region, or a Business Unit (as applicable) in the Designation Year, calculated as operating income (adjusted for intercompany activity) divided by the average operating assets employed. Operating assets will normally include accounts receivable, inventory and property, plant and equipment.

8.2 "Discretionary Award Percentage" means an award percentage, not to exceed 100%, as determined by Participant's management, which indicates completion or attainment of individual performance objectives established between Participant and his/her management.

8.3 "Operating Income" means the amount of profit or loss by the Corporation, Region, or Business Unit (as applicable) in the Designation Year at the Operating Income line (i.e., sales less the cost of operations) as shown in the Management Reporting P&L Statement. Cost of operations will normally include all manufacturing, logistic, engineering, R&D, sales, marketing and general and administrative expenses.

8.4 "Sales Cost Ratio" means the percentage figure that results from dividing the Business Unit's actual total selling costs by total billings generated by the Business Unit in the Designation Year as reported to the Corporate Controller.

  8.5       "Trade  Sales" means sales to trade  customers  by  the
Corporation, Region, or Business Unit (as applicable) in the Designation Year as reported to the Corporate Controller. These sales are to unaffiliated third parties and exclude all intercompany transfers of product (intercompany sales).

8.6 "Cash Bonus Percentage Corresponding to the Financial Measure Performance Level" shall be the Cash Bonus percentage determined as follows: For each applicable financial measure (e.g., AVA, Operating Income, Trade Sales, or Sales Cost Ratio), the range of financial measure performance levels from the minimum financial measure performance level to the target financial measure performance level to the maximum financial measure performance level shall be mapped linearly onto the Participant's Bonus Potential Range from the minimum Cash Bonus percentage to the target Cash Bonus percentage to the maximum Cash Bonus percentage, with the minimum financial measure performance level corresponding to the minimum Cash Bonus percentage, the target financial measure performance level corresponding to the target Cash Bonus percentage, and the maximum financial measure performance level corresponding to the maximum Cash Bonus percentage. With respect to each applicable financial measure, performance for a Designation Year below the minimum financial measure performance level will result in a corresponding Cash Bonus percentage of 0%; performance for a Designation Year greater than or equal to the minimum financial measure performance level and less than or equal to the maximum financial measure performance level will result in a corresponding Cash Bonus percentage derived from the linear mapping described in the previous sentence; and performance for a Designation Year greater than the maximum financial measure performance level will result in a Cash Bonus percentage equal to the maximum Cash Bonus percentage.


              Article IX.  Calculation of Cash Bonus

9.1 "Composition of Cash Bonus". The Cash Bonus may be comprised of up to four components as specified in the applicable Bonus
Certificate: (a) a Cash Bonus component based on the Corporation's worldwide performance; and/or (b) a Cash Bonus component based on the Region's performance; and/or (c) a Cash Bonus based on the Business Unit's performance; and/or (d) a discretionary Cash Bonus component based on Participant's individual job performance.

9.2 "Calculation of Cash Bonus Components Based on Corporate Worldwide or Region or Business Unit Performance". With respect to each Cash Bonus component (i.e., Corporate, Region or Business
Unit), the Participant's Bonus Certificate shall specify the financial measures applicable to Participant for the Designation Year and the weighting to be applied to each. For each applicable financial measure, the Cash Bonus Percentage Corresponding to the Financial Measure Performance Level for the Designation Year shall be determined, such Cash Bonus percentage weighted based on the assigned weighting factor, and then further weighted by the applicable Bonus Component Weighting factor shown on the Bonus Certificate. All such weighted Cash Bonus percentages shall then be totaled to arrive at the aggregate weighted Cash Bonus percentage for the Cash Bonus component.

9.3 "Calculation of Cash Bonus Component Based on Individual Performance". In addition, irrespective of the financial measure performance during the Designation Year, the Committee shall have the power, in its absolute and sole discretion, to approve an award to any Participant a bonus to be determined as follows: Participant shall be awarded a Cash Bonus equal to the Discretionary Award Percentage times the maximum bonus award level times the Bonus Component Weighting for individual performance, as set forth on Participant's Bonus Certificate.

9.4 "Calculation of Cash Bonus". The total Cash Bonus award for the Designation Year shall be calculated as follows: Participant shall be awarded a Cash Bonus equal to Participant's Annual Base Salary times the sum of the Cash Bonus components for the Corporation's Worldwide Performance, Region and/or Business Unit Performance, and Individual Performance.

MIPEXB.DOC
Rev. (03/25/96)
Exhibit C

                         AMP INCORPORATED
                        (the "Corporation")

                     Management Incentive Plan
                           (the "Plan")

                   Bonus Calculation Provisions
                                for
           Global Strategic Planning Committee Personnel


This Exhibit C to the Plan sets forth the bonus calculation provisions applicable to any Participant whose Cash Bonus is to be calculated in accordance with Exhibit C, as shown on the Bonus
Certificate issued by the Corporation to Participant. All terms used in this Exhibit have the same meaning ascribed to them in the Plan and, for purposes of this Exhibit C, all terms and all calculations contained herein shall be expressed in U.S. dollars.


                Article VIII.  Special Definitions

8.1 "EPS" means the Corporation's worldwide earnings per share as shown in the Corporation's Annual Report to Shareholders for the Designation Year, such EPS arising solely from income from continuing operations. Excluded therefrom are net income or loss from investments accounted for by the equity method, any income or loss from discontinued operations, and any extraordinary gain or loss; provided that the foregoing exclusions are deemed to be of material significance by the Committee.

8.2 "Discretionary Award Percentage" means an award percentage, not to exceed 100%, as determined by Participant's management, which indicates completion or attainment of individual performance objectives established between Participant and his/her management.

8.3 "Cash Bonus Percentage Corresponding to the EPS Performance Level" shall be the Cash Bonus percentage determined as follows: For the EPS measure, the range of performance levels from the minimum EPS performance level to the target EPS performance level to the maximum EPS performance level shall be mapped linearly onto the Participant's Bonus Potential Range from the minimum Cash Bonus percentage to the target Cash Bonus percentage to the maximum Cash Bonus percentage, with the minimum EPS performance level corresponding to the minimum Cash Bonus percentage, the target EPS performance level corresponding to the target Cash Bonus percentage, and the maximum EPS performance level corresponding to the maximum Cash Bonus percentage. Performance for a Designation Year below the minimum EPS performance level will result in a corresponding Cash Bonus percentage of 0%; performance for a Designation Year greater than or equal to the minimum EPS performance level and less than or equal to the maximum EPS performance level will result in a corresponding Cash Bonus percentage derived from the linear mapping described in the previous sentence; and performance for a Designation Year greater than the maximum EPS performance level will result in a Cash Bonus percentage equal to the maximum Cash Bonus percentage.


               Article IX. Calculation of Cash Bonus

9.1 "Composition of Cash Bonus". The Cash Bonus may be comprised of two components as specified in the applicable Bonus
Certificate: (a) a Cash Bonus component based on the Corporation's EPS performance; and/or (b) a discretionary Cash Bonus component based on Participant's individual job performance.

9.2 "Calculation of Cash Bonus Component Based on Corporate EPS Performance". The Cash Bonus Percentage Corresponding to the EPS Performance Level for the Designation Year shall be determined, and then such Cash Bonus percentage weighted by the Bonus Component Weighting factor shown on the Bonus Certificate to arrive at the Cash Bonus percentage for the Corporate EPS Cash Bonus component.

9.3   "Calculation  of  Cash Bonus Component  Based  on  Individual
Performance". In addition, irrespective of the Corporate EPS performance during the Designation year, the Committee shall have the power, in its absolute and sole discretion, to approve an award to any Participant a bonus to be determined as follows:
Participant shall be awarded a Cash Bonus equal to the Discretionary Award Percentage times the maximum bonus award level times the Bonus Component Weighting for individual performance, as set forth on Participant's Bonus Certificate.

9.4 "Calculation of Cash Bonus". The total Cash Bonus award for the Designation Year shall be calculated as follows: Participant shall be awarded a Cash Bonus equal to Participant's Annual Base Salary times the sum of the Cash Bonus components for the Corporation's EPS Performance and Individual Performance.


MIPEXC.DOC
Rev. (04/01/96)

                        AMP INCORPORATED
                       (the "Corporation")

                   MANAGEMENT INCENTIVE PROGRAM
                          (the "Plan")

                        BONUS CERTIFICATE
                               for


                                  MIN     TARGET       MAX
                                  ---     ------       ---


BONUS POTENTIAL RANGE:              %          %          %
PERFORMANCE LEVEL:                90%       100%       120%
  (% of Target)
REGION:
BUSINESS UNIT:
BONUS CALCULATION PROVISION        Exhibit _
DESIGNATION YEAR                   1996
- --------------------------------------------------------------------------------

                   BONUS COMPONENT WEIGHTING

     CORPORATE:                      %
     REGION:                         %
     BUSINESS UNIT:                  %
     INDIVIDUAL PERFORMANCE:         %

- --------------------------------------------------------------------------------
                     FINANCIAL MEASURES WEIGHTING

     CORPORATE           REGION         BUSINESS UNIT




This Bonus Certificate evidences that the Committee has designated you as a Participant under the Plan and has also designated the above as applicable to participation hereunder, subject, however, to written acceptance hereof by such Participant as hereinafter provided.

Date:_________________      AMP Incorporated   By:___________________________

Participant hereby acknowledges receipt of this Bonus Certificate and accepts the designation as a Participant under and subject to all the terms and conditions set forth in said Plan. Participant further acknowledges the applicability of the provisions and obligations under the Limited Non-Competition Agreement, which has either been signed by Participant concurrently herewith, or has been signed by Participant heretofore and Participant acknowledges that said agreement continues to be in effect.


                                             ___________________________
                                                     Participant